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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                                  APRIL 6, 2001
                Date of Report (Date of earliest event reported)

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                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-27493                33-0881720
(State or other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                  Number)          Identification Number)

26880 LAGUNA HILLS DR., SUITE 200 ALISO
           VIEJO, CALIFORNIA                                        92656
(Address of principal executive offices)                          (Zip Code)


                                 (949) 916-4100
              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On April 6, 2001, Michael Neufeld accepted a nomination from the Board of Directors of Freerealtime.com (the "Company") to join the Board of Directors. In joining the Board the number of current members on the Board increased to seven. Additionally, Mr. Neufeld accepted the position of President of the Company effective on the same date.

ITEM 7c. EXHIBITS.

        See Exhibit Index.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FREEREALTIME.COM, INC.
                                              (Registrant)


                                              By: /s/ M'LISS JONES KANE
                                                  ------------------------------
                                                  Name:  M'Liss Jones Kane
                                                  Title: Vice President and
                                                         General Counsel

Date: April 17, 2001


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                                 EXHIBIT INDEX

        EXHIBIT
        NUMBER                    DESCRIPTION
        -------                   -----------

         99.1            April 6, 2001 Press Release